                                                                 EXHIBIT 99.2

                      DALEN CORPORATION AND SUBSIDIARIES
                     Consolidated Statements of Operations
                                  (Unaudited)
                       (stated in thousands of dollars)
                                                             Three Months
                                                            Ended March 31
                                                        ----------------------
                                                          1995          1994
                                                        --------      --------
REVENUES:
  Natural gas                                          $ 19,140      $ 38,516
  Oil and gas liquids                                     9,658        13,611
  Other                                                      69           885
                                                       --------      --------
                                                         28,867        53,012
                                                       --------      --------
OPERATING EXPENSES:
  Lease operating                                         8,536        13,689
  General and administrative                              4,280         4,761
  Depreciation, depletion and amortization               19,603        28,889
  Exploration                                             2,695         3,770
                                                       --------      --------
                                                         35,114        51,109
                                                       --------      --------
OPERATING INCOME (LOSS)                                  (6,247)        1,903
                                                       --------      --------
OTHER INCOME (EXPENSE)
  Interest expense                                       (2,119)       (1,392)
  Interest income                                           155           525
  Other, net                                                144           140
                                                       --------      --------
                                                         (1,820)         (727)
                                                       --------      --------
EARNINGS (LOSS) BEFORE TAXES                             (8,067)        1,176

INCOME TAX BENEFIT (EXPENSE):
  Current                                                 5,727         5,439
  Deferred                                               (1,316)       (4,574)
                                                       --------      --------
                                                          4,411           865
                                                       --------      --------
NET EARNINGS (LOSS)                                    $ (3,656)     $  2,041
                                                       ========      ========

                      DALEN CORPORATION AND SUBSIDIARIES
                          Consolidated Balance Sheets
                                  (Unaudited)
                       (stated in thousands of dollars)
                                                       March 31    December 31
                                                         1995          1994
                                                       --------    -----------
                                    ASSETS
                                    ------
CURRENT ASSETS:
 Cash and cash equivalents                            $   5,653     $  10,888
 Accounts receivable
   Oil and gas                                           11,875        20,009
   Trade                                                  6,798         6,030
   Affiliates                                            14,708         7,616
 Inventories                                              1,876         2,125
 Prepaid expenses                                         2,437         3,635
                                                      ---------     ---------
    Total current assets                                 43,347        50,303
                                                      ---------     ---------
PROPERTY AND EQUIPMENT
  Oil and gas properties,
    based on successful efforts method                  802,337       787,579
  Other property and equipment                            6,700         6,671
                                                      ---------     ---------
                                                        809,037       794,250
 Less: Accumulated depreciation,
   depletion and amortization                          (381,754)     (362,548)
                                                      ---------     ---------
    Net property and equipment                          427,283       431,702
                                                      ---------     ---------
OTHER ASSETS                                                540           655
                                                      ---------     ---------
TOTAL ASSETS                                          $ 471,170     $ 482,660
                                                      =========     =========

                     LIABILITIES AND STOCKHOLDER'S EQUITY
                     ------------------------------------
CURRENT LIABILITIES:
  Accounts payable                                    $  11,954     $  15,394
  Interest payable                                           65            67
  Accrued liabilities                                    10,190        10,998
                                                      ---------     ---------
     Total current liabilities                           22,209        26,459
                                                      ---------     ---------

DEFERRED INCOME TAXES                                    73,845        72,529

ABANDONMENT, DISMANTLEMENT AND OTHER LIABILITIES          8,964        13,864

LONG-TERM DEBT                                          115,000       115,000

STOCKHOLDER'S EQUITY
  Common stock                                                1             1
  Additional paid-in capital                            335,470       335,470
  Accumulated deficit                                   (84,319)      (80,663)
                                                      ---------     ---------
     Total stockholder's equity                         251,152       254,808
                                                      ---------     ---------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY            $ 471,170     $ 482,660
                                                      =========     =========

                      DALEN CORPORATION AND SUBSIDIARIES
                     Consolidated Statements of Cash Flows
                                  (Unaudited)
                         (stated in thousands dollars)
                                                             Three Months
                                                            Ended March 31
                                                        ---------------------
                                                          1995          1994
                                                        --------      -------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net earnings (loss)                                  $ (3,656)     $  2,041
  Adjustments to reconcile net loss to net cash
   provided by operating activities:
    Depreciation, depletion and amortization             19,603        28,889
    Deferred income taxes                                 1,316         4,574
    Dry hole expense                                        933           952
    Surrendered leases and other impairments                584         1,381
    Loss (gain) on sale of assets                            (3)          (10)
    Other                                                (1,309)         (532)
                                                       --------      --------
                                                         17,468        37,295

 Changes in operating assets and liabilities:
    Decrease (increase) in accounts receivable           (3,540)        5,211
    Decrease in prepaid expenses                          1,198           798
    Increase (decrease) in accounts payable              (3,413)          170
    Decrease in interest payable                             (2)          (30)
    Decrease in accrued liabilities and other              (559)       (4,360)
                                                       --------      --------
      Net cash provided by operating activities          11,152        39,084
                                                       --------      --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Additions to property and equipment                   (16,350)      (12,358)
  Decrease in drilling well accrual                         (60)       (1,576)
  Proceeds from sale of property and equipment               23           207
                                                       --------      --------
     Net cash used in investing activities              (16,387)      (13,727)
                                                       --------      --------
NET INCREASE (DECREASE) IN CASH AND CASH
  EQUIVALENTS                                            (5,235)       25,357
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD           10,888        48,117
                                                       --------      --------
CASH AND CASH EQUIVALENTS, END OF PERIOD               $  5,653      $ 73,474
                                                       ========      ========

                     DALEN CORPORATION AND SUBSIDIARIES
                        Notes to Financial Statements




1. The accompanying consolidated financial statement of DALEN Corporation and Subsidiaries (the "Company") have not been audited by independent public accountants. In the opinion of management, all adjustments (consisting only of normal recurring accruals) necessary for a fair presentation of the results of operations for the interim periods included herein have been made. Certain information and footnote disclosures normally included in the consolidated financial statements have been omitted. These consolidated financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto included elsewhere in this Form 8-K.

2. In April 1995, Enserch Exploration, Inc., 99.2% owned by ENSERCH Corporation, entered into a definitive agreement to acquire 100% of the capital stock of the Company for $340 million plus the assumption of $115 million of bank debt.

3. In the third quarter of 1994, the Company sold certain oil and gas properties that did not fit within the Company's current business strategy. The Company sold the properties, which had a net book value of $131.7 million, to unrelated third parties for $134.0 million in cash, resulting in a pre-tax gain of $2.3 million. As a result of the sale, operating results for the three months ended March 31, 1995 are not comparable to the three months ended March 31, 1994.